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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 7, 2003

                         COMMISSION FILE NUMBER 1-07149

                               ITIS HOLDINGS INC.
                 (Exact name of Company as specified in charter)


                NEVADA                                74-3069407
   (State  or other  jurisdiction  of               (IRS  Employer
    incorporation  or  organization)              Identification No.)


     10750  HAMMERLY,  HOUSTON,  TEXAS                  77043
(Address of principal executive offices)              (Zip Code)

                  Registrant's telephone number: (281) 600-6000


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ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     ITIS Holdings Inc. issued the press release attached hereto as Exhibit 99.1 on July 10, 2003.

ITEM 7: EXHIBITS

     99.1  Press release of ITIS Holdings Inc. dated July 10, 2003




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ITIS Holdings INC.


Date:  July 10, 2003               By: /s/ Hunter M.A. Carr
                                      ---------------------
                                           Hunter M.A. Carr
                                           President and
                                           Chief Executive Officer


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Exhibit  Index

     99.1  Press release of ITIS Holdings Inc. dated July 10, 2003


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